SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported August 31, 2006)

NOMURA HOME EQUITY LOAN, INC.

(as depositor under the Pooling and Servicing Agreement,
dated as of August 1, 2006, providing for the issuance of
Nomura Home Equity Loan, Inc., Home Equity Loan Trust Series, 2006-HE3, Asset-Backed Certificates)

NOMURA HOME EQUITY LOAN, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-132109	20-2748651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two World Financial Center, Building B, 21st Floor, New York, New York		10281
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (212) 667-9300.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On August 31, 2006, a series of certificates, entitled Nomura Home Equity Loan, Inc., Home Equity Loan Trust, Series 2006-HE3, Asset-Backed Certificates (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of August 1, 2006 (the “Agreement”), attached hereto as Exhibit 4.1, among Nomura Home Equity Loan, Inc., as depositor (the “Depositor”), Nomura Credit & Capital, Inc., as sponsor (the “Sponsor”), Ocwen Loan Servicing, LLC, as a servicer (the “Servicer”), Wells Fargo Bank, N.A., as securities administrator (“Securities Administrator”) and master servicer (“Master Servicer”) and HSBC Bank USA, National Association, as trustee (the “Trustee”). The Certificates consist of nineteen (19) classes of certificates, designated as the “Class I-A-1 Certificates”, “Class II-A-1 Certificates”, “Class II-A-2 Certificates”, “Class II-A-3 Certificates”, “Class II-A-4 Certificates”, “Class M-1 Certificates”, “Class M-2 Certificates”, “Class M-3 Certificates”, “Class M-4 Certificates”, “Class M-5 Certificates”, “Class M-6 Certificates”, “Class M-7 Certificates”, “Class M-8 Certificates”, “Class M-9 Certificates”, “Class B-1 Certificates”, “Class B-2 Certificates”, “Class P Certificates”, “Class X Certificates” and “Class R Certificates”. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund, consisting of a pool of conventional, one- to four- family, fixed-rate and adjustable-rate mortgage loans secured by first or second liens on residential real properties (the “Mortgage Loans”). The Mortgage Loans have original terms to maturity up to 30 years and have an aggregate principal balance of approximately $1,074,928,098 as of August 1, 2006. The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated August 31, 2006, between the Sponsor, as seller, and the Depositor, as purchaser. The Class I-A-1 Certificates, Class II-A-1 Certificates, Class II-A-2 Certificates, Class II-A-3 Certificates, Class II-A-4 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates and Class M-9 Certificates were sold by the Depositor to Nomura Securities International, Inc. (the “Representative”) pursuant to the Amended and Restated Underwriting Agreement, dated June 1, 2006, between the Depositor and the Representative, and the Terms Agreement, dated August 29, 2006 (together, the “Underwriting Agreement”), among the Depositor, the Representative and Greenwich Capital Markets, Inc. The Class B-1 Certificates and Class B-2 Certificates were sold pursuant to the Purchase Agreement, dated August 29, 2006, among the Depositor, the Sponsor and the Representative.

The Certificates have the following initial Certificate Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance(1)	Pass-Through Rate
I-A-1	$441,739,000	Floating
II-A-1	$253,448,000	Floating
II-A-2	$26,761,000	Floating
II-A-3	$71,405,000	Floating
II-A-4	$16,605,000	Floating
M-1	$43,534,000	Floating
M-2	$40,309,000	Floating
M-3	$24,723,000	Floating
M-4	$21,498,000	Floating
M-5	$19,886,000	Floating
M-6	$18,273,000	Floating
M-7	$17,198,000	Floating
M-8	$15,048,000	Floating
M-9	$11,286,000	Floating

(1) Approximate.

The Certificates, other than the Class B-1 Certificates, Class B-2 Certificates, Class P Certificates, Class X Certificates and Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated August 29, 2006 (the “Prospectus Supplement”), and the Prospectus, dated April 18, 2006, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B-1 Certificates, Class B-2 Certificates, Class P Certificates, Class X Certificates and Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits

Exhibit No.	Description
4.1
Pooling and Servicing Agreement, dated as of August 1, 2006, by and among Nomura Home Equity Loan, Inc., as Depositor, Nomura Credit & Capital, Inc., as Sponsor, Ocwen Loan Servicing, LLC, as a Servicer, Wells Fargo Bank, N.A., as Securities Administrator and Master Servicer and HSBC Bank USA, National Association, as Trustee relating to the Series 2006-HE3 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 12, 2006

NOMURA HOME EQUITY LOAN, INC.

By:	/s/ John P. Graham
Name:	John P. Graham
Title:	Managing Director

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
4.1	Pooling and Servicing Agreement, dated as of August 1, 2006, by and among Nomura Home Equity Loan, Inc., as Depositor, Nomura Credit & Capital, Inc., as Sponsor, Ocwen Loan Servicing, LLC, as a Servicer, Wells Fargo Bank, N.A., as Securities Administrator and Master Servicer and HSBC Bank USA, National Association, as Trustee relating to the Series 2006-HE3 Certificates.	7